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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): September 1, 2005

                         Global Aircraft Solutions, Inc.
                ------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Nevada                    000-28575                   84-1108499
         ------                    ---------                   ----------
       (State of                (Commission File             (IRS Employer
     Incorporation)                  Number)                Identification No.)

                                    P.O. Box
                             23009 Tucson, AZ 85734
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                    (Address of principal executive offices)

                                 (520) 294-3481
               --------------------------------------------------
              (Registrant's telephone number, including area code)


                       Renegade Venture (NEV.) Corporation

           ----------------------------------------------------------
          (Former Name or Former Address if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

ITEM 1.01. Entry into a Material Definitive Agreement.


On August 26, 2005, Global Aircraft Solutions, Inc. ("Global") together with BCI Aircraft Leasing ("BCI") formed a joint venture Delaware limited liability company called Jetglobal, LLC. This is a special purpose LLC formed to acquire and remarket commercial jet aircraft. BCI will be primarily responsible for the marketing aspects of Jetglobal while Global will be responsible for the technical, repair and maintenance aspects associated with remarketing purchased aircraft. Global invested an initial amount of $1,125,000 for a 30% membership interest and BCI invested an initial amount of $2,625,000 for a 70% membership interest in Jetglobal.

On September 1, 2005, Jetglobal, the limited liability company in which Global holds a 30% membership interest, entered into an agreement to acquire a fleet of 26 Boeing 737-200 aircraft from Jetran International. Of the 26 aircraft, 14 are parked and available for immediate re-sale or lease and 12 are still in service and currently under lease with Delta Airlines ("Delta"). The leases on the 12 aircraft currently in service with Delta Airlines are scheduled to expire between September 2006 and October 2007. All lease revenue generated by the 12 aircraft in service with Delta Airlines will devolve to Jetglobal until such time as the leases are either concluded or extended with Delta.




ITEM 9.01. Financial Statements and Exhibits



(c)   Exhibits

Exhibit No.                     Document
-----------                     --------

99.1      Operating Agreement of Jetglobal, LLC

99.2     Press Release of Global Aircraft Solutions, Inc. issued September 1,
         2005.







                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2005
                                   Global Aircraft Solutions, Inc.
                                   (Registrant)


                                   By: /s/ John Sawyer
                                       ---------------------------------------
                                       Name:   John Sawyer
                                       Title:  President